UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

333-174304

Commission File Number

Amazonica Corp.
(Exact name of registrant as specified in its charter)

Nevada	99-0363013
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2770 S. Maryland Parkway, #313 Las Vegas, NV	89109
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

Change in Par Value of Common Stock

On October 13th, 2014, the Company, by and through its Board of Directors and with written consent of a majority of its shareholders entitled to vote, effectuated an amendment to the Company’s Articles of Incorporation regarding a change in the par value of the Company’s common stock from $0.001 par value per common stock share to $0.0001 par value per common stock share.

The above description of the amendment to the Company’s Articles of Incorporation (the “Amendment”) is intended as a summary only and which is qualified in its entirety by the terms and conditions set forth therein, and may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Amendments, this reference is made to such Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

Number	Exhibit
3.1	Articles of Amendment dated October 13, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAZONICA, CORP.

Date: October 15, 2014	By:	/s/ Michael Soursos
	Name:	Michael Soursos
	Title:	Principal Executive Officer and Principal Financial Officer